                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                 Bestway, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                  BESTWAY, INC.
                       7800 N. STEMMONS FREEWAY, SUITE 320
                               DALLAS, TEXAS 75247

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 26, 2002

                                   ----------

TO THE STOCKHOLDERS OF
BESTWAY, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bestway, Inc., a Delaware corporation (the "Company"), will be held at 8:00 a.m., Central Daylight Time, at the Company's corporate office, 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, on Tuesday, November 26, 2002 for the following purposes:

    1. To elect five (5) directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified; and

    2. To amend the Company's Incentive Stock Option Plan to increase the number of shares available for issuance pursuant to options granted under such plan; and

    3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2003 fiscal year; and

    4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

        All of the above matters are more fully discussed in the accompanying proxy statement. Management is not aware of any other matters that will come before the meeting.

        The Board of Directors has fixed the close of business on Monday, October 14, 2002 as the Record Date for the determination of stockholders entitled to notice of and vote at the annual meeting and any adjournment thereof, and only stockholders of record at such time will be so entitled to vote.

        IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY REVOKE THE PREVIOUSLY SUBMITTED PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED AT THE ANNUAL MEETING.


                                    By Order of the Board of Directors,



                                    /s/ Beth A. Durrett
                                    --------------------------------------------
                                    Beth A. Durrett
                                    Secretary
    October 24, 2002
    Dallas, Texas

                                 PROXY STATEMENT
                                  BESTWAY, INC.

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 26, 2002

                                   ----------

                                  INTRODUCTION

        The accompanying proxy is being solicited by the Board of Directors of Bestway, Inc., a Delaware Corporation (the "Company"), on behalf of the Company for use at the annual meeting (the "Annual Meeting") of stockholders to be held at the Company's corporate office located at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, on Tuesday, November 26, 2002 at 8:00 a.m., Central Daylight Time and at any adjournment thereof. The approximate date on which the Proxy Statement and the form of Proxy are being sent to stockholders is October 30, 2002. The cost of preparing and mailing the enclosed material is to be borne by the Company.

        At the Annual Meeting, the following matters will be considered:

    1. The election to the Company's Board of Directors of five (5) directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified; and

    2. The amendment of the Company's Incentive Stock Option Plan (the "Incentive Plan") to increase the number of shares available for issuance pursuant to options granted under the Incentive Plan; and

    3. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2003 fiscal year; and

    4. The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN, FOR THE PROPOSED AMENDMENT OF THE INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2003 FISCAL YEAR. THE COMPANY'S PRINCIPAL OFFICE IS LOCATED AT 7800 N. STEMMONS FREEWAY, SUITE 320, DALLAS, TEXAS 75247. THE COMPANY'S TELEPHONE NUMBER IS 214-630-6655.

                         PROXIES AND ELECTION INSPECTORS

           Proxies that are properly executed and duly returned to the Company will be voted in accordance with the instructions contained therein. If no instruction is given with respect to any proposal to be acted upon, the proxy will be voted in favor of the proposals set forth therein. Each proxy granted may be revoked at any time prior to its exercise by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the Annual Meeting.

           Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

           The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

           In connection with the election of directors ("Directors") to the Board of Directors, abstentions will be disregarded (except for quorum purposes) and the candidates for the election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

                       VOTING SECURITIES AND VOTE REQUIRED

           The only class of voting securities of the Company is its Common Stock, par value $.01 per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. As of October 14, 2002 (the "Record Date"), there were 1,756,917 shares of Common Stock outstanding and entitled to vote at the Annual Meeting or any adjournment thereof. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the purposes of electing the Directors, approving the proposed amendment to the Incentive Plan and ratifying the appointment of the independent public accountants. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock presented, in person or by proxy, and entitled to vote at the Annual Meeting is required for the adoption of the proposals set forth herein except for the election of Directors (Proposal No. 1), in which nominees will be elected by a plurality of the votes of present, in person or by proxy, and entitled to vote on the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, each Director of the Company, each Director nominee of the Company, each executive officer of the Company and all Directors, Director nominees and executive officers of the Company as a group. So far as is known to the Company, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names unless otherwise indicated. In accordance with applicable Securities and Exchange Commission ("SEC") rules, shares issuable within 60 days of the Record Date are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities.

                                                       NUMBER OF SHARES OF
NAME AND ADDRESS                                           COMMON STOCK                 PERCENT
OF BENEFICIAL OWNER                                   BENEFICIALLY OWNED(1)            OF CLASS
------------------------------------------------  -------------------------------  ------------------

O'Donnell & Masur, L.P. ("O&M")(2) (3)                                   981,872               54.8%
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

Richard C. Waghorne(4)                                                   107,820                6.0%
7800 Stemmons, Suite 320
Dallas, Texas 75247

James A. O'Donnell(2)                                                      4,000                0.2%
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

Mark Masur(3)                                                                 80                   *
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

R. Brooks Reed(5)                                                         58,783                3.3%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Bernard J. Hinterlong(6)                                                  19,500                1.1%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Jack E. Meyer(7)                                                          33,203                1.8%
7800 Stemmons, Suite 320
Dallas, Texas 75247

David A. Kraemer                                                          10,000                0.6%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Beth A. Durrett(8)                                                        30,000                1.7%
7800 Stemmons, Suite 320
Dallas, Texas 75247

All Directors, Director nominees and executive officers                  155,486                8.7%
as a group (6 persons) (2) (3)


----------
  *   less than 1%

(1) Except as noted, beneficial ownership consists of sole voting and investment power. The inclusion of shares that may be deemed beneficially owned herein, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares.

(2) Mr. O'Donnell has sole voting power and sole investment power with respect to 2,000 shares of Common Stock of the Company that he owns directly and includes options to purchase 2,000 shares of Common Stock granted to Mr. O'Donnell, which are currently exercisable or will be exercisable within 60 days of the Record Date. Mr. O'Donnell by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to beneficially own the 981,872 shares of Common Stock owned by O&M or a portion thereof.

(3) Mr. Masur has sole voting power and sole investment power with respect to 80 shares of Common Stock of the Company that he owns directly. Mr. Masur by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3 of the Exchange Act, to own beneficially the 981,872 shares of Common Stock owned by O&M or a portion thereof.

(4) Mr. Waghorne has the sole power to vote and dispose of 61,300 shares of Common Stock. As the sole general partner of a limited partnership, Mr. Waghorne may direct the vote and disposition of 46,520 shares of Common Stock owned by the limited partnership.

(5) Excludes a total of 71,000 shares of Common Stock of the Company owned by Mr. Reed's spouse and adult children which Mr. Reed may be deemed beneficially to own. Mr. Reed disclaims beneficial ownership of such shares.

(6) Includes options to purchase 2,000 shares of Common Stock granted to Mr. Hinterlong, which are currently exercisable or will be exercisable within 60 days of the Record Date.

(7) Includes options to purchase 17,000 shares of Common Stock granted to Mr. Meyer, which are currently exercisable or will be exercisable within 60 days of the Record Date.

(8) Includes options to purchase 15,040 shares of Common Stock granted to Ms. Durrett, which are currently exercisable or will be exercisable within 60 days of the Record Date.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

       The Restated and Amended By-laws of the Company provide that the number of Directors which shall constitute the entire Board of Directors shall be fixed and determined from time to time by resolution adopted by the members of the Board of Directors. This year, five (5) persons will comprise the Board and will be elected at the Annual Meeting. Each Director will serve until the next annual meeting of stockholders and until his successor has been elected and qualified. The election of Directors requires a plurality of the votes cast at the meeting.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

       It is intended that the shares represented by properly executed proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. The nominees have indicated that they are willing to serve as Directors, and management of the Company does not contemplate that any of the nominees will be unable to serve as a Director or become unavailable for any reason. However, if that should occur before the annual meeting, such proxy will be voted for another nominee or nominees to be selected by the Company's management.

       The nominees for Director, all of whom are now serving as Directors of the Company, are listed below together with biographical information as to (i) the name and age of each nominee, (ii) the position and offices with the Company of each nominee, (iii) the year during which each nominee first became a Director of the Company, and (iv) the principal occupation or employment of such nominee for at least the past five years.

NOMINEE                                 AGE                    CURRENT POSITION(S) WITH THE COMPANY
-----------------------------------  ----------   ---------------------------------------------------------------

Jack E. Meyer                           59        Director and Member of the Audit Committee
                                                    of the Board of Directors

James A. O'Donnell                      50        Director and Member of the Audit Committee
                                                    of the Board of Directors

Bernard J. Hinterlong                   56        Director and Member of the Audit Committee
                                                    of the Board of Directors

R. Brooks Reed                          61        Chairman of the Board

David A. Kraemer                        40        Chief Executive Officer and President


       Mr. Meyer has served as a director of the Company since 1980. Mr. Meyer currently manages his personal investment portfolio. From January 1994 to October 1998, he served as President and Chief Executive Officer of Urologix, Inc. Mr. Meyer currently serves as director of several private companies.

       Mr. O'Donnell has served as a director of the Company since 1987. Mr. O'Donnell currently serves as a Partner in First Capital Group of Texas, a private equity firm with offices in Austin, Dallas, and San Antonio. From 1987 to July 2001, he served as partner with the private equity firm of Cravey, Green & Wahlen and since 1987 has been a general partner of O'Donnell and Masur, L.P., a venture capital investment firm which is a significant stockholder and debt holder of the Company.

       Mr. Hinterlong has served as a director of the Company since December 1999. Mr. Hinterlong is currently President of RWH Group, Ltd. and was President of Thomas Conveyor Company from 1986 to 1998. From 1975 to 1986, he held several positions with Continental Screw Conveyor Company.

       Mr. Reed has served as Chairman of the Board of Directors of the Company since 1979. From 1979 to June 2002, Mr. Reed served as Chief Executive Officer of the Company and from 1983 to May 1997, Mr. Reed served as President of the Company. In addition, Mr. Reed is principal of Phoenix Partners, Inc., a private investment company engaged in the acquisition and operation of medium-sized businesses in a variety of industries.

       Mr. Kraemer has served as President and Chief Executive Officer since July 8, 2002. Prior to joining the Company, Mr. Kraemer served as Executive Vice President - Operations for Rent-A-Center, Inc. from May 2001 to July 5, 2002. From September 1998 to April 2001, Mr. Kraemer served as Senior Vice President for Rent-A-Center, Inc. From December 1995 to September 1998, Mr. Kraemer served as Regional Vice President for Rent-A-Center, Inc./Renters Choice, Inc.

       The executive officers of the Company on the Record Date are as follows:



NAME                                     AGE                    CURRENT POSITION(S) WITH THE COMPANY
----------------------------------  ---------------  ------------------------------------------------------------

David A. Kraemer                          40         President and Chief Executive Officer

Beth A. Durrett                           45         Chief Financial Officer and Secretary



       Ms. Durrett has served as Chief Financial Officer of the Company since October 1998. From May 1997 to September 1998, Ms. Durrett served as Senior Vice President - Finance of the Company. From 1987 to May 1997, Ms. Durrett served as Vice President - Controller of the Company and was appointed Secretary of the Company in 1991. Ms. Durrett has served in various capacities with the Company since September 1979.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND FEES

       The Board of Directors held four regular meetings during the fiscal year ended July 31, 2002. No Director attended fewer than 75% of the meetings of the Board of Directors or committees thereof from August 1, 2001 to July 31, 2002.

       The Board only has one standing committee, the Audit Committee. The Audit Committee, which consists of three members of the Board of Directors, held two meetings during the fiscal year ended July 31, 2002. No member of the Audit Committee is an officer of the Company. The Audit Committee is responsible for
(a) nominating the independent auditors for the annual audit, (b) reviewing the plan for the audit and related services and reviewing audit results and annual financial statements, (c) overseeing the adequacy of the Company's system of internal accounting controls and compliance with the Foreign Corrupt Practices Act, and (d) overseeing compliance with the SEC's requirements of disclosure of the Audit Committee's activities. The present members of the Audit Committee, none of whom is otherwise employed by the Company, are Jack E. Meyer, Bernard J. Hinterlong and James A. O'Donnell. All of the members of the Audit Committee are "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards. The Board of Directors has adopted an audit committee charter.

       In accordance with the audit committee charter, the chairperson of the Audit Committee reviewed the financial statements included in the Company's Form 10-Qs and Form 10-K for the 2002 fiscal year with the Company's management and the Company's independent accountants prior to the filing of such Form 10-Qs and Form 10-K with the SEC.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1997, the Company executed a promissory note in favor of O&M in the principal amount of $3,000,000. The promissory note currently bears interest at a rate of 8.0% per annum. As of July 31, 2002, principal and accrued interest of $3,020,667 remained outstanding on the promissory note. One of the Company's Directors, James A. O'Donnell, is a general partner in O&M.

         In 2002, in connection with his employment agreement, the Company loaned Mr. Kraemer $1,000,000 pursuant to a promissory note. The note bears interest at a rate equal to the "applicable federal rate" set forth under the Internal Revenue Code of 1986, as amended from time to time. Pursuant to the terms of the promissory note, provided Mr. Kraemer continues to be employed by the Company, subject to certain exceptions, the Company has agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven amount in equal annual installments over a five-year period beginning on December 31, 2003.

         The Company terminated Teresa A. Sheffield's employment as President and Chief Operating Officer of the Company on July 22, 2002. Pursuant to the separation agreement between the Company and Ms. Sheffield, the Company agreed to pay Ms. Sheffield a severance payment of $175,000 over a five-month period. The Company also agreed to issue Ms. Sheffield 35,800 shares of the Company's treasury stock purchased in at $4.00 per share and a $45,000 tax liability bonus check paid by April 1, 2003. In addition, the severance agreement included clear title to Ms. Sheffield's Company vehicle and COBRA insurance through February 28, 2003 paid by the Company.

                             EXECUTIVE COMPENSATION

       The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years ended July 31, 2002, 2001 and 2000, respectively, to the Company's Chief Executive Officer and most highly compensated executive officers for services rendered in all capacities in which they served during each such period.


                                                                             LONG-TERM
                                                                            COMPENSATION
                                               ANNUAL COMPENSATION             AWARDS
                                       ---------------------------------   ---------------
                                                                             RESTRICTED
           NAME AND           FISCAL        SALARY            BONUS             STOCK           ALL OTHER
      PRINCIPAL POSITION       YEAR          ($)               ($)            AWARD ($)       COMPENSATION
---------------------------   ------   ---------------   ---------------   ---------------   ---------------

R. Brooks Reed, Chairman        2002   $       150,000                --                --                --
of the Board of Directors       2001   $       150,000                --                --                --
                                2000   $       150,000                --                --                --

David A. Kraemer(1)             2002   $        11,538                --                --                --
President and Chief             2001   $            --                --                --                --
Executive Officer               2000   $            --                --                --                --

Beth A. Durrett,                2002   $       130,000                --                --                --
Chief Financial Officer and     2001   $       130,391            36,197                --                --
Secretary                       2000   $       127,289            24,347                --                --

Vincent E. Jarbo,(2)            2002   $       135,154                --                --                --
Vice President                  2001   $       138,549             4,944                --                --
                                2000   $       108,654            44,672                --                --

Teresa A. Sheffield(3)          2002   $       150,000                --                --                --
President and Chief             2001   $       150,363            90,492                --                --
Operating Officer               2000   $       150,000            79,211                --                --

(1) Mr. Kraemer entered into an employment agreement, dated July 8, 2002, with the Company, pursuant to which he agreed to serve as President and Chief Executive Officer of the Company.

(2) Mr. Jarbo served as a Vice President of the Company until his resignation on September 30, 2002.

(3) Ms. Sheffield served as President and Chief Operating Officer of the Company until her employment was terminated on July 22, 2002.

                               OPTION GRANTS TABLE

       The following table includes the following information for all options granted by the Company for the fiscal year ended July 31, 2002 to the Company's Chief Executive Officer and the most highly compensated executive officers: (i) the number of shares covered by such options; (ii) the percent that such options represented of total options granted to all the Company's employees during the 2002 fiscal year; (iii) the exercise price; and (iv) the expiration date.


                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                         PERCENT OF                                              ANNUAL RATES OF
                        NUMBER OF      TOTAL OPTIONS                                               STOCK PRICE
                        SECURITIES      GRANTED TO                                               APPRECIATION FOR
                        UNDERLYING       EMPLOYEES          EXERCISE                               OPTION TERM
                         OPTIONS          IN 2002          PRICE PER        EXPIRATION     -------------------------------
       NAME              GRANTED        FISCAL YEAR          SHARE             DATE               5%             10%
-------------------   --------------   --------------    --------------   --------------   --------------   --------------
R. Brooks Reed                    --               --                --               --               --               --
David A. Kraemer             100,000             94.3%   $         4.00               --               --               --
Beth A. Durrett                   --               --                --               --               --               --
Vincent E. Jarbo                  --               --                --               --               --               --
Teresa A. Sheffield               --               --                --               --               --               --


       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                  OPTION VALUES

       The following table shows the following information for the fiscal year ended July 31, 2002 for the Company's Chief Executive Officer and the most highly compensated executive officers: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 2002; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 2002; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 2002.


                                                             Number of Unexercised             Number of Unexercised
                                                            Options at 2002 Fiscal            In-the-Money Options at
                           Shares           Value                  Year End                   2002 Fiscal Year End(1)
                        Acquired on       Realized      -------------------------------   -------------------------------
         Name           Exercise (#)         ($)          Exercisable     Unexercisable     Exercisable    Unexercisable
-------------------   --------------   --------------   --------------   --------------   --------------   --------------

R. Brooks Reed                    --               --               --               --               --               --

David A. Kraemer                  --               --               --          100,000   $           --   $      260,000

Beth A. Durrett                   --               --           15,040               --   $        2,764               --

Vincent E. Jarbo                  --               --           20,000               --   $       25,750               --

Teresa A. Sheffield               --               --               --               --               --               --


(1) Market value of underlying securities is based on the closing price of the Common Stock of $6.60 on July 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of July, 31, 2002.

                                                                                             NUMBER OF SECURITIES
                              NUMBER OF SECURITIES                                          REMAINING AVAILABLE FOR
                                  TO BE ISSUED                WEIGHTED-AVERAGE               FUTURE ISSUANCE UNDER
                                UPON EXERCISE OF              EXERCISE PRICE OF            EQUITY COMPENSATION PLANS
                              OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,             (EXCLUDING SECURITIES
     PLAN CATEGORY            WARRANTS AND RIGHTS            WARRANTS AND RIGHTS           REFLECTED IN COLUMN (a))
  --------------------      -------------------------     --------------------------     ------------------------------
                                      (a)                            (b)                              (c)
  Equity compensation
    plans approved by
    security holders.........       200,590                        $ 4.70                           75,210

  Equity compensation
    plans not approved by
    security holders.........            --                            --                               --

             Total...........       200,590                        $ 4.70                           75,210

         EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-
                              CONTROL ARRANGEMENTS

         On July 8, 2002, the Company entered into an employment agreement with David A. Kraemer pursuant to which Mr. Kraemer agreed to serve as the Company's President and Chief Executive Officer. The term of the agreement commenced on July 8, 2002 and will end on December 31, 2007. The agreement provides Mr. Kraemer with an annual base salary of $300,000 plus certain benefits, including stock options and a yearly incentive bonus equal to the product of ten percent multiplied by the Company's annual profits. The Company also loaned Mr. Kraemer $1,000,000 pursuant to a promissory note. In the event Mr. Kraemer's employment is terminated by the Company without "cause" or by Mr. Kramer for "good reason",
(i) the Company will forgive the amounts due under the promissory note pursuant to the terms of the promissory note, (ii) any unvested stock options will vest at such time, and (iii) at Mr. Kraemer's option, he will be entitled to continued coverage under any of the Company's applicable group health plans for a period of ten months.

                  RETIREMENT SAVINGS PLAN PROGRAM - 401(k) PLAN

       The Company established a Retirement Savings Plan (the "Savings Plan") effective as of September 1, 1994, which is intended to qualify under Section 401(k) of the Internal Revenue Code (the "Code"). Employees who have been employed with the Company for one year or more are eligible for participation in the Savings Plan. Employees may elect to contribute up to 15% of their annual compensation (subject to certain limitations under the Code) to the Savings Plan. The Board of Directors conducts a review at the end of each fiscal year to determine whether the Company will make any additional or matching contributions to the Savings Plan. For the year ended July 31, 2002, the Company contributed approximately $105,000 to the Savings Plan per year or total 7. For each of the years ended July 31, 2001 and 2000, the Company contributed approximately $145,000 to the Savings Plan. All assets of the Savings Plan are held in trust.

                            COMPENSATION OF DIRECTORS

       The Company's policy is to reimburse its directors for travel, lodging and related expenses incurred on account of attendance at meetings of the Board of Directors and committees thereof. For their participation in special meetings of the Board of Directors convened by conference telephone call, for services in relation to any matters adopted by the unanimous written consent of the directors, and for all the various services rendered, directors, other than those who are employees or consultants of the Company, receive an annual retainer of $1,200. Additionally, each director, other than those who are officers or employees of the Company, receives $500 for each meeting attended. In order to conserve cash, no fees were paid in cash to any director in the 2002 fiscal year. Messrs. Jack E. Meyer, James A. O'Donnell and Bernard J. Hinterlong were granted 2,000 stock options, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Decisions regarding the compensation of the executive officers of the Company are made by the Board of Directors. In fiscal year 2002, decisions concerning the compensation of Mr. David A. Kraemer, Ms. Beth A. Durrett and Mr. Vincent E. Jarbo were made by the entire Board of Directors and decisions concerning the compensation of Mr. R. Brooks Reed were made by Mr. Jack E. Meyer, Mr. Ben Hinterlong and Mr. James A. O'Donnell.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       This executive compensation report relates to compensation decisions made by the Board of Directors. This executive compensation report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such laws.

       Objectives of Executive Compensation. The Company's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading the Company effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. The Company uses stock options in its long-term incentive program.

       Executive Compensation Procedures. The Board of Directors establishes the general compensation policies of the Company and implements and monitors the compensation and incentive plans and policies of the Company. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

       In setting base salary and determining annual incentive and long-term incentive awards, the Board of Directors reviews the compensation levels of executive officers at comparable companies. The Board of Directors also reviews data contained in published surveys on executive compensation. The Board of Directors based its decisions regarding 2003 base salary and annual cash bonus amounts for the year ended July 31, 2002, in part, upon its review of such data.

       Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

       Base Salary. Base salaries are a fixed component of total compensation and do not relate to the performance of the Company. Base salaries are determined by the Board of Directors after reviewing salaries paid by comparable companies of similar size and performance.

       Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of the Company and are therefore tied to the Company's performance. The Board of Directors awards cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance met and exceeded the established goal.

       Long-term Incentives. Long-term incentives are provided through the grant of stock options pursuant to the Company's Incentive Stock Option Plan. These grants are designed to align executives' interests with the long-term goals of the Company and the interests of the Company's stockholders and to encourage high levels of stock ownership among the Company's executives.

       Compensation of Chief Executive Officer. The Board of Directors set Mr. Kraemer's base salary for the year ended July 31, 2002 at or around the median base salary for chief executive officers of comparable companies. Mr. Kraemer's 2002 base salary was $300,000. Mr. Kraemer did not receive a cash bonus for the year ended July 31, 2002.

       Tax Considerations. The Board of Directors' executive compensation strategy is designed to be cost-effective and tax-effective. Therefore, the Board of Directors' policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to Section 162(m) of the Code, while maintaining the flexibility to approve compensation arrangements that they deem to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

Submitted by the Board of Directors

Bernard J. Hinterlong
Jack E. Meyer
James A. O'Donnell
R. Brooks Reed

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with PricewaterhouseCoopers LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held two meetings during the 2002 fiscal year.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2003 fiscal year. In making such recommendation to the Board of Directors, the Audit Committee considered whether the provision by PricewaterhouseCoopers LLP of services other than auditing is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Submitted by the Audit Committee

Bernard J. Hinterlong
Jack E. Meyer
James A. O'Donnell

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

       Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq Market Index") and a group consisting of publicly-traded rental-purchase companies (the "Peer Group"). The graph assumes that $100.00 was invested on July 31, 1997 in the Common Stock of the Company, the Nasdaq Market Index and the Peer Group and assumes reinvestment of dividends. The Peer Group consists of Rent Way, Inc., Aaron Rents, Inc., Rent-A-Center, Inc. and Rainbow Rentals, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

       The stock price performance graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporated this information by reference and shall not otherwise be deemed filed under such Acts.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                    AMONG BESTWAY, INC., NASDAQ MARKET INDEX,
                              AND PEER GROUP INDEX

                              [PERFORMANCE GRAPH]

                     ASSUMES $100 INVESTED ON July 31, 1997
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 31, 2002

                                                                          NASDAQ
                    BESTWAY, INC.              PEER GROUP              MARKET INDEX
                    -------------              ----------              ------------

7/31/97               100.00                     100.00                  100.00
7/31/98               100.00                     144.54                  117.48
7/31/99                96.15                     114.17                  165.55
7/31/00                84.62                     145.49                  236.35
7/31/01                89.18                     121.32                  127.19
7/31/02               101.54                     175.76                   83.32

                    AMENDMENT TO INCENTIVE STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

       The Board of Directors recommends that the stockholders approve an amendment to the Incentive Plan to increase the total number of shares available for issuance pursuant to options granted under the Incentive Plan and to amend the Incentive Plan to comply with recent law changes (the "Proposed Amendment").

PROPOSED AMENDMENT

       The Incentive Plan currently provides that the aggregate number of shares of Common Stock available for grants of options under the Incentive Plan shall be 285,000 shares. As of October 14, 2002, 204,590 shares of Common Stock were subject to outstanding options under the Incentive Plan, leaving as of such date only 75,210 shares of Common Stock available for future option grants under the Incentive Plan.

       The Board of Directors believes that the Incentive Plan has been worthwhile in attracting and retaining employees and promoting their ownership interests in the Company. The Board of Directors believes that the number of shares available for future option grants under the Incentive Plan is not sufficient to enable the Company to continue to make grants under the Incentive Plan at levels that the Board of Directors has determined is appropriate. Accordingly, on October 14, 2002, the Board of Directors adopted the Proposed Amendment to the Incentive Plan, subject to the approval by the stockholders, to increase the number of shares of Common Stock available for issuance pursuant options granted under the Incentive Plan to 385,000 shares of Common Stock. Since options relating to 204,590 shares are currently outstanding, 175,210 shares of Common Stock would, as of October 14, 2002, be available for future options under the Incentive Plan if the Proposed Amendment is approved. Because grants under the Incentive Plan are discretionary, it is not possible to determine the value of the benefits or the number of options that will be granted to those eligible to participate in the Incentive Plan as amended by the Proposed Amendment or would have been granted to such persons if the Proposed Amendment had been in effect during the 2002 fiscal year.

       The Board has also amended the Incentive Plan to comply with the recent law changes promulgated by the Sarbanes-Oxley Act of 2002 (the "Act"). Under the terms of the Act, certain executives of the Company are not permitted to finance the exercise of an option (or portion thereof) granted under the Incentive Plan with a loan or extension of credit from the Company (or any parent or subsidiary), or through the use of a "cashless" exercise program established with a broker. A cashless exercise occurs when the shares of Common Stock purchased by a participant upon the exercise of an option are used to pay the purchase price of the shares (the number of shares equal to the purchase price are deducted from the number of shares to be delivered to the participant upon exercise of an option).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

SUMMARY OF THE INCENTIVE PLAN

       The Incentive Plan, as adopted by the Board of Directors, was approved by the Company's stockholders on May 31, 1995. The purpose of the Incentive Plan is to further the success of the Company by making available shares of Common Stock for purchase by officers and employees of the Company and thus providing an additional incentive to such individuals to continue in the service of the Company and to give them greater interest in the success of the Company. As of October 14, 2002 approximately 320 employees of the Company were eligible to participate in the Incentive Plan. The material terms of the Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of the Incentive Plan.

       Plan Administration; Eligibility. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Plan Committee"). Each member of the Plan Committee must be a "non-employee director" as that term is defined under the rules promulgated by the Securities and Exchange Commission.

       The Plan Committee has the full power to select, from among the persons eligible for option grants, the individuals to whom options will be granted and to determine the specific terms of each option, subject to the provisions of the Incentive Plan. Persons eligible to participate in the Incentive Plan are generally those employees and officers of the Company whose efforts contribute to the performance or success of the Company, as selected from time to time by the Plan Committee. Non-employee directors of the Company are not eligible for options under the Incentive Plan. Each option granted under the Incentive Plan will be evidenced by a written agreement containing such provisions not inconsistent with the Incentive Plan, as the Plan Committee shall approve.

       Available Shares. Under the Incentive Plan, the aggregate number of shares of Common Stock available for grants is 285,000 shares (increasing to 385,000 shares if the Proposed Amendment is approved).

       Options. The exercise price of each option will be determined by the Plan Committee, but may not be less than the fair market value of the shares on the date of grant. The option price may not be reduced after the date of grant, except in the case of stock split, stock dividend or certain other changes in capitalization or events that, in the judgment of the Plan Committee, necessitates such action. The foregoing does not prohibit the Plan Committee from authorizing the exchange of outstanding options for new options at a reduced exercise price so long as the exchange complies with the terms and conditions of the Incentive Plan.

       The term of each option will be fixed by the Plan Committee and may not exceed ten years from the date of grant. The Plan Committee will determine at what time or times each option may be exercised and the period of time, if any, after the optionholder's death during which his or her options may be exercised. Upon exercise of an option, the option exercise price must be paid in full either in cash or in the form of a cash equivalent acceptable to the Plan Committee.

       Adjustments Upon Change in Shares of Common Stock. The Plan Committee will make appropriate adjustments in the outstanding options to reflect stock dividends, stock splits and similar events or if there occurs any event that, in the judgment of the Plan Committee, necessitates such actions.

       Amendments and Termination. The Board of Directors may amend or terminate the Incentive Plan from time to time. In addition, amendments to the Incentive Plan shall be subject to approval by the stockholders if stockholder approval is required by the federal securities laws, the Internal Revenue Code, the rules and regulations of any stock exchange on which the Common Stock is listed or any other applicable rule or law.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

       The following is a brief summary of the principal federal income tax consequences of options granted under the Incentive Plan. It does not describe all federal tax consequences under the Incentive Plan, nor does it describe state or local tax consequences.

       Options. Only incentive stock options may be granted under the Incentive Plan. A participant will not recognize any taxable income upon the grant or exercise of an incentive stock option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, for purposes of the alternative minimum tax, the exercise of an incentive stock option will be treated as an exercise of a nonqualified stock option. Accordingly, a participant's exercise of an incentive stock option may result in an alternative minimum tax liability.

       The disposition of shares of Common Stock acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if a participant disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the participant will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the participant on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by a participant. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option in a disqualifying disposition, the participant must notify the Company within ten days of such disposition. Special rules may apply where all or a portion of the exercise price of the option is paid by tendering shares of Common Stock previously owned by a participant.

       In addition, special rules may apply to participants who are subject to
Section 16 of the Exchange Act.

       Limitation on Company's Deduction. Section 162(m) of the Code generally provides that a publicly-held corporation will not be allowed a deduction for employee compensation paid for the taxable year to its chief executive officer and to its four highest compensated officers other than the chief executive officer (each, an "Applicable Employee") to the extent that such compensation with respect to any such Applicable Employee exceeds $1,000,000. Any compensation that qualifies as "performance-based compensation" is not subject to this deduction limitation. The Company believes that all options awarded pursuant to the Incentive Plan will qualify as performance-based compensation, and the compensation attributable to such options will not, in the taxable year of exercise, be considered part of any non-performance-based compensation that is subject to the $1,000,000 deduction limitation. However, any options granted under the Incentive Plan that are not subject to vesting or other restrictions that require the attainment of a Company performance goal that is generically described in the Incentive Plan will not qualify as performance-based compensation, and amounts of compensation attributable to such options will be added, in the year otherwise deductible, to all other components of compensation that are subject to the deduction limitation.

                  PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS LLP
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2003
                                (PROPOSAL NO. 3)

       The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ended July 31, 2003. The firm has served as the Company's independent accountants since 1976. The fees billed to the Company by PricewaterhouseCoopers LLP for the 2002 fiscal year were as follows:

       Audit Fees. PricewaterhouseCoopers LLP's fee for its audit of the Company's financial statements for the fiscal year ended July 31, 2002 and its review of the Company's quarterly financial statements for such year was $88,000.

       Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not bill the Company for any fees related to financial information systems design and implementation for the fiscal year ended July 31, 2002.

       All Other Fees. PricewaterhouseCoopers LLP billed the Company a total of $82,150 for services rendered that are not described above for the fiscal year ended July 31, 2002, including audits related services of $46,250 and non-audit related services of $35,900. The Audit Committee believes that the provision of the foregoing services by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

       It is expected that a representative of such firm will be in attendance at the Annual Meeting and will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2003.

                        PROPOSAL FOR NEXT ANNUAL MEETING

       Any proposal of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2003 pursuant to Rule 14a-8 of the Exchange Act must be received by the Company's Secretary at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, no later than July 2, 2003 in order to be included in the Proxy Statement relating to that meeting. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2003 annual meeting without inclusion in the Company's proxy statement for such meeting is received at the Company's principal executive offices after September 16, 2003, then any proxy that management solicits for such meeting will confer discretionary authority to vote on such proposal so long as such proposal is properly presented at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires that directors and officers of the Company, and persons who own more than 10% of the Common Stock, file with the SEC initial reports of the Common Stock ownership and reports of changes in such ownership.

       The Commission's rules require the Company's reporting persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required with respect to the year ended July 31, 2002, the Company believes that the reporting persons have complied with all applicable Section 16(a) filing requirements for 2002 on a timely basis.

                                     GENERAL


       The cost of preparing and mailing the enclosed material is to be borne by the Company. In addition to the solicitation of proxies by mail, certain officers, directors and regular employees of the Company may, without additional compensation, solicit proxies on behalf of management by telephone, telegraph or personal interview. The cost of any solicitation will be borne by the Company. Upon request, persons, including brokers, holding shares for others will be reimbursed for their expenses in transmitting proxy materials to their principals and in seeking instructions by mail, telephone or telegraph for their principals.

       Management does not intend to bring any matters before the meeting other than those mentioned above and is not aware of any other matters to be presented before the meeting. However, if any other matters should be presented properly to the meeting, it is intended that the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment. A copy of the Company's Annual Report is being mailed to the stockholders with this Proxy Statement. The Company's Annual Report to stockholders contains financial statements for the periods ended July 31, 2002, July 31, 2001 and July 31, 2000 which are incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. ANY STOCKHOLDER DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K SHOULD ADDRESS HIS OR HER REQUEST TO MS. BETH A. DURRETT, SECRETARY, 7800 N. STEMMONS, SUITE 320, DALLAS, TEXAS, 75247.


                                  By Order of the Board of Directors,


                                  /s/ Beth A. Durrett
                                  --------------------------------------------
                                  Beth A. Durrett
                                  Secretary

October 24, 2002
Dallas, Texas

                                   APPENDIX A

                              AMENDMENT NUMBER TWO
                                     TO THE
                                  BESTWAY, INC.
                           INCENTIVE STOCK OPTION PLAN


         Bestway, Inc. (the "Company"), having previously adopted the Bestway, Inc. Incentive Stock Option Plan (the "Plan"), and in accord with the powers granted to the board of directors of the Company (the "Board") pursuant to Paragraph 12 of the Plan, does hereby amend the Plan, effective as of October 1, 2002, as follows:

         1. The first sentence of Paragraph 5 of the Plan is hereby amended and restated to read as follows:

                  "The aggregate number of shares of the Company's Common Stock that may be issued upon the exercise of Options shall not exceed 385,000 shares, subject to adjustment under the provisions of Paragraph 8."

         2. Paragraph 17, "Loans To Assist In Exercise Of Options," is hereby deleted in its entirety and new Paragraph 17 is hereby added and shall read as follows:

                  "17. COMPLIANCE WITH SARBANES-OXLEY ACT. Any Participant in the Plan who is covered by the Sarbanes-Oxley Act of 2002 (the "Act") shall be permitted to finance the exercise of any Option (or portion thereof) granted under the Plan with a loan or extension of credit from the Company or any Parent or Subsidiary, or through the use of a cashless exercise (deducting from the number of shares issuable to the Participant the number of whole shares having a Fair Market Value equal to the purchase price of the shares purchased upon exercise of the Option); provided, however, that a loan or extension of credit or cashless exercise shall be permitted only if it does not violate any term of the Act or other applicable statutes or regulations."


Adopted by the Board on October 1, 2002.

                                  BESTWAY, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints R. Brooks Reed and Beth A. Durrett, and each of them, with full power of substitution, to vote as indicated below, and act with respect to all shares of Common Stock of Bestway, Inc., a Delaware corporation (the "Company"), standing in the name of the undersigned, at the annual meeting of stockholders to be held at 8:00 a.m. Central Standard Time on Tuesday, November 26, 2002, at the Company's corporate office located at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas, or at any adjournment thereof, with all the power the undersigned would possess if personally present:

1. Election of the following nominees as Directors: R. Brooks Reed, Jack E. Meyer, James A. O'Donnell, David A. Kraemer and Bernard J. Hinterlong.

       [ ] FOR all of the nominees (except as otherwise marked below)
       [ ] WITHOUT AUTHORITY to vote for all nominees

       INSTRUCTIONS: To withhold authority to vote for any particular nominee, write such person's name in the following space.


2. Amendment of the Company's Incentive Stock Option Plan to increase the number of shares available for issuance pursuant to option grants under such plan.

                  [ ] FOR           [ ] AGAINST              [ ] ABSTAIN

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year 2003.

                  [ ] FOR           [ ] AGAINST              [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.


IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelop.

                                        Date:                            , 2002
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                                        Please sign exactly as name appears
                                        hereon. For a joint account, each owner
                                        should sign. Persons signing as
                                        attorney, executor, administrator,
                                        trustee or guardian or in any other
                                        representative capacity should indicate
                                        their full title. If a corporation,
                                        please sign in full corporate name by
                                        president or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.